Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Stanley, Inc. (the “Company”) on Form 10-K for the fiscal year ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Philip O. Nolan, Chairman, President and Chief Executive Officer of the Company, and Brian J. Clark, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350 as adopted pursuant to § 906 of The Sarbanes-Oxley Act of 2002, that:

(1)               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)               The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

/s/ PHILIP O. NOLAN
Philip O. Nolan
Chairman, President and Chief Executive Officer
May 27, 2008

/s/ BRIAN J. CLARK
Brian J. Clark
Executive Vice President, Chief Financial Officer and Treasurer
May 27, 2008